SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 25, 2007

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number	State of Incorporation
1-08788	SIERRA PACIFIC RESOURCES P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 367-5000	88-0420104	Nevada

0-00508	SIERRA PACIFIC POWER COMPANY P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418	Nevada

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Incorporation of Certain Documents by Reference

Nevada Power Company

This Current Report on Form 8-K is being filed by Nevada Power Company for the purpose of filing an exhibit to its registration statement (No. 333-130189).

Sierra Pacific Power Company

This Current Report on Form 8-K is being filed by Sierra Pacific Power Company for the purpose of filing an exhibit to its registration statement (No. 333-130191).

* * *

PUCN Order

Nevada Power Company, Sierra Pacific Power Company and Sierra Pacific Resources

On June 22, 2007, the Public Utilities Commission of Nevada (the “PUCN”) issued a final order authorizing Nevada Power Company and Sierra Pacific Power Company (together, the “Utilities”) to issue secured and unsecured long-term debt securities in an aggregate amount not to exceed $3.91 billion and $1.72 billion, respectively, through the period ending December 31, 2009. A portion of the amounts authorized for each of Nevada Power Company and Sierra Pacific Power Company ($1 billion and $300 million, respectively) is contingent upon the PUCN’s final approval of the Utilities’ Ely Energy Center, which will include two 750 MW coal-fired plants and a 250-mile transmission line to interconnect the Utilities’ systems. The PUCN’s order also eliminates restrictions on the ability of the Utilities to pay dividends to its parent, Sierra Pacific Resources.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits – The following exhibits are filed with this form 8-K:

Nevada Power Company
Ex. 12.1	Statement regarding computation of Ratios of Earnings to Fixed Charges for Nevada Power Company

Sierra Pacific Power Company
Ex. 12.2	Statement regarding computation of Ratios of Earnings to Fixed Charges for Sierra Pacific Power Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources
(Registrant)

Date: June 25, 2007	By:	/s/ John E. Brown
John E. Brown
Corporate Controller

Nevada Power Company
(Registrant)

Date: June 25, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company
(Registrant)

Date: June 25, 2007	By:	/s/ John E. Brown
John E. Brown
Controller